UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                            July 17, 2000
                           (Date of Report)




                   NETTER DIGITAL ENTERTAINMENT, INC.
        (Exact name of registrant as specified in its charter)


           Delaware           		   0-26884           		  95-3392054
(State or other jurisdiction		  (Commission 		      	  (IRS Employer
      of incorporation)			      File Number)	       Identification No.)



   5125 Lankershim Boulevard
       North Hollywood, CA                          			     91601
(Address of principal executive offices)      			        (Zip Code)


                              (818) 753-1990
                      (Registrant's telephone number)






Item 3.	Other Events.



     On July 14, 2000, Netter Digital Entertainment, Inc. filed for volunt-ary reorganization under Chapter 11 of the bankruptcy code in the United States Bankruptcy Court for the Central District of California, San Fernando Division. File #SV00-16572GM.

    	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



                           						NETTER DIGITAL ENTERTAINMENT, INC.



Dated:  July 17, 2000	         	By: /s/ Douglas Netter
                                    -----------------------------
                					               Douglas Netter, Chief Executive Officer